UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               __________________

      Date of Report (Date of earliest event reported): March 15th , 2011

                             RAMOIL MANAGEMENT LTD.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

WYOMING                             033-12507-NY             13-3437732
-------                                                      ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


            6475 PACIFIC COAST HWY., SUITE 365, LONG BEACH, CA 90803
            --------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                  323-952-3754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            RAMOIL MANAGEMENT, LTD.


ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 15th , 2011 (the "Closing Date"), Ramoil Management, Ltd., acquired Groupe Concorde Developments, Inc. which will be held as a wholly owned subsidiary, operating with full autonomy. Groupe Concorde Developments will remain a wholly owned subsidiary through an initial bridge financing phase and until Groupe Concorde Developments can begin to execute and realize its business plan and future revenues. Upon successful launch of the new Groupe Concorde Developments camera into the market, Groupe Concorde Developments will be rolled out or demerged as their own Public Company and Ramoil Management will retain 35% of the new Public Company Groupe Concorde Developments. With this completed, all Ramoil Management shareholders will receive dividend shares in the new public entity Groupe Concorde Developments, Inc.

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On  the  Closing  Date, pursuant to the terms of the Memorandum of Understanding
(MOU), Ramoil Management, Inc., acquired 100% of Groupe Concorde Developments, Inc. on a temporary basis with the understanding that a full demerging and/or roll-out will occur at which point Ramoil Management, Inc. will then retain 35% of the new public company Groupe Concorde Developments, Inc. and the original shareholders of Groupe Concorde Developments, Inc. will retain the other 65%.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DI RECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In accordance with the changes taking place with Ramoil Management, Inc. and the acquisitions of Groupe Concorde Development, Inc., Mr. Alex Taranu was appointed a Member of the Board of Directors of Ramoil Management, Ltd., in the position of Director and shall also remain an Officer of the fully autonomous subsidiary Groupe Concorde Development, Inc., as its President and Chief Executive Officer, effective the date of this 8-K announcement.


ITEM 9.01       EXHIBITS.

(d)      Exhibits.

Exhibit No.                  Description

10.1 Memorandum of Understanding by and between Ramoil Management, Ltd. and Groupe Concorde Developments, Inc..

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 By: Michael J. Goeree

/s/  Michael J. Goeree
------------------------
Chief Executive Officer
Dated: April 27, 2011





Exhibit 10.1

                       MEMORANDUM OF UNDERSTANDING (MOU)

March 15th, 2011

Groupe Concorde Developments, Inc.
Attn: Alex Taranu
117 Ronald Road

Hollywood, FL 33023
USA

RE: STOCK PURCHASE AGREEMENT WITH FUTURE PLANNED PUBLIC ROLL OUT

      THIS MEMORANDUM OF UNDERSTANDING ("MOU") made March 15th, 2011, by and between Ramoil Management, Ltd. ("RAMO") a Wyoming Corporation, with the DBA and soon to be renamed Enviro|Tech Capital, Ltd., whose address is 6475 Pacific Coast Hwy., Ste. 365, Long Beach, CA 90803 and Groupe Concorde Developments, Inc. ("GCD"), a Florida Corporation whose address presently is 117 Ronald Road, Hollywood, FL 33023. Hereafter, RAMO and GCD are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

WITNESSETH:

      WHEREAS, RAMO has agreed to merge GCD in as a wholly owned, autonomous subsidiary for the sole purpose of creating short term bridge financing utilizing RAMO.PK stock while executing a GCD Alternative Public Offering ("APO") and,

      WHEREAS, GCD has agreed to do said merger and subsequent Alternative Public Offering (APO) roll out at a later date and,

      WHEREAS, Michael J. Goeree, owner of 51% or more shares and voting rights of RAMO and also in his capacity and full fiduciary responsibility to RAMO's shareholders agrees that the merger and APO with GCD is in the best interest of both RAMO and its shareholders and,

      WHEREAS,  Alex  Taranu,  as  Chairman  and  CEO  of  GCD has full Board of
Directors and Shareholders authority, of 51% or greater, has a ratified resolution to execute said merger and APO with RAMO and,

      WHEREAS, GCD agree to sell to RAMO, One Hundred Percent (100%) of GCD's issued and outstanding shares for Three Million (3,000,000) shares of RAMO.PK to be delivered as follows: One million shares by April 15th, 2011, one million shares by May 15th, 2011 and one million shares by June 15th, 2011 and,

      WHEREAS, RAMO agrees to allow GCD to continue to operate with 100% autonomy as it is operating today, with Alex Taranu as its President, while it utilizes the two million shares of RAMO.PK to realize a short term capital injection or bridge financing for GCD and,

      WHEREAS, RAMO, as quickly as possible will acquire a new Public Company/Vehicle or file a 15c2-11 and S-1 Registration Statement on behalf of GCD so that GCD can then demerge out as an independent company and RAMO will continue to support GCD and hold 2 seats on its Board of Directors to help GCD utilize its new public company to achieve its larger financing goals.

      THEREFORE, the Parties hereby confirm their mutual desire to memorialize these preliminary agreements and hereby express their intent to produce mutually agreed Promissory Notes and Letters of Resignation as needed with respect to the rights and obligations of each Party under the terms and conditions of this MOU converting this document into the final Agreement, upon execution of consideration by RAMO, if a final contract is not realized.

         RECITALS
          A. RAMO confirms its willingness to merge in GCD to execute both bridge financing and APO.
          B. GCD affirms its desire to execute a merger with RAMO with subsequent APO.
          C. Alex Taranu, personally and in his capacity as Chairman and CEO of GCD, affirms his/their desire to execute a merger with RAMO and subsequent APO..
          D. GCD and RAMO both affirm that they have Fifty-One Percent (51%) or more shareholders' consent to execute the merger and subsequent APO.


NOW, THEREFORE, in consideration of their mutual promises and agreements, the Parties have agreed:

          1. RAMO CONTRIBUTION

Subject only to applicable SEC and FINRA approvals, RAMO will deliver GCD Three Million (3,000,000) shares of RAMO.PK to be utilized to raise short tern bridge financing for GCD. Further, RAMO will acquire another public company vehicle for GCD to merge back out into as its own so GCD may realize its larger financing needs. RAMO's will continue to support and partner with GCD to aid in its financing efforts going forward.

          2. GCD CONTRIBUTION

GCD will initially deliver One Hundred Percent (100%) of all issued and outstanding shares to RAMO and merge in as a fully autonomous, wholly owned subsidiary of RAMO while it utilizes the RAMO.PK shares for short tern bridge financing, prior to rolling back out, on its own, in its own public company vehicle supplied by RAMO.

          3. COMPENSATION / PAYMENT

RAMO will initially retain 100% of GCD during the "Bridge Financing Phase", prior to its roll-out as its own independent public company. Upon completion of said roll-out, RAMO will retain Thirty-Five Percent (35%) of both the Preferred Shares and Common Shares of the new public company. The balance of 65%, of the new public company, will remain with GCD's original shareholders prior to this agreement. Further, RAMO may appoint two

(2) members to the new Board of Directors, which will consist of 5 Board Members, of the new public company post roll-out.

          4.SHARE STRUCTURE OF NEW GCD PUBLIC COMPANY

The shares of the newly organized GCD Public Company will contain both Common Shares, which are traded in the market and hold voting rights, along with Preferred Shares which will carry both a "Super Voting Right" and "Dividend" element to them. The "super Voting Rights" and "Dividend Amounts" will be determined at a later date but within market norms.

          5. VERIFICATION.

Either Party may require quarterly financial audits by an independent accounting firm to verify the Promissory Note Payments Schedule.

          6. RELATIONSHIP OF PARTIES.

The relationship of the parties will be that of temporary Parent Company and Subsidiary only and shall be limited to the purposes herein described. GCD shall be the temporary subsidiary, while RAMO shall operate as the administrator and parent company. Nothing herein is intended to create or give rise to a general or limited agency or partnership between the Parties. EACH PARTY SHALL CONTINUE ITS SEPARATE BUSINESS FOR ITS SOLE AND EXCLUSIVE BENEFIT.

          7. DEFINITIVE AGREEMENT - TERMINATION.

The Parties shall negotiate a permanent and full contract or agreement at a later date if necessary. If so, at that time this agreement shall immediately terminate and the full contract shall govern. Should this not happen, this MOU will remain in force as the Agreement/Contract. Upon exchange of consideration under this MOU, this MOU will be considered BINDING as Contract/Agreement.

          8. FORCE MAJEURE.

ICC Publication #421 - Force Majeure is herby incorporated as an integral part of this agreement.

          9. APPLICABLE LAW.

This Agreement shall be governed and interpreted by the laws of the State of Florida.

IN WITNESS WHEREOF, each Party has caused this MOU to be executed by its duly authorized officer on the date first herein above written.

RAMOIL MANAGEMENT, LTD.                       GROUPR CONCORDE DEVELOPMENTS, INC.
(dba and soon to become:
   Enviro|Tech Capital, Ltd.)



/s/ Michael J. Goeree                                    /s/ Alex Taranu
______________________________                           -----------------------
By:      Michael Goeree                                  By:      Alex Taranu
Its:     Chairman & CEO                                  Its:     Chairman & CEO



                                                         /s/ John Stickler
________________________________                         _______________________
By:  John Stickler                                       By:  John Stickler
Its:  Witness                                            Its:  Witness